PRUDENTIAL PREMIER INVESTMENT VARIABLE ANNUITY (“B SERIES”)

PRUDENTIAL PREMIER INVESTMENT VARIABLE ANNUITY (“C SERIES”)

PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated June 12, 2026

to Prospectus dated May 1, 2026

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information. If you have any questions or would like another copy of the current Annuity or Portfolio Prospectuses, please call us at 1-888-PRU-2888.

This supplement describes changes to the Minimum Guaranteed Interest Rates as well as special contract provisions for annuities issued in certain states.

I. Minimum Guaranteed Interest Rate Update:

Effective July 1, 2026 (the “Effective Date”), the Minimum Guaranteed Interest Rate for the 6 Month and 12 Month DCA Market Value Adjustment Options is 2.90%.

1. As a result, in the “Market Value Adjustment (MVA) Options” subsection under the “Investment Options” section, the second sentence of the fourth paragraph is restated as follows:

“The minimum guaranteed interest rate that applies to you may vary depending on the state in which your Annuity was issued, but it will be shown on your Annuity specifications page and will never be less than (a) 2.90% (for 6 month  DCA Market Value Adjustment Options) and 2.90% (for 12 month  DCA Market Value Adjustment Options), or (b) the minimum rate required under state law or regulation; whichever is greater.”

2. Additionally, the Minimum Guaranteed Interest Rate table in “Appendix A – Investment Options Available Under the Contract” is restated as follows:

Name	Term	Minimum Guaranteed Interest Rate*
DCA Market Value Adjustment Option	6 Month	2.90%
DCA Market Value Adjustment Option	12 Month	2.90%

*	The rates shown are the current Minimum Guaranteed Interest Rates for newly issued contracts. Your Minimum Guaranteed Interest Rate is the amount shown on your Contract and can vary by state. Please consult with your representative for availability and current rates.

II. State Variation Update:

Effective immediately, the state variation for Ohio described in the table in “Appendix C – Special Contract Provisions For Annuities Issued In Certain States” is replaced in its entirety with the following:

“The Liquidity Factor used in the Market Value Adjustment/DCA formula equals zero (0).”

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PPIVA-2026SUP2